                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                                      N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-5022

                                  Skyline Funds
               (Exact name of registrant as specified in charter)

                       311 South Wacker Drive, Suite 4500
                                Chicago, IL 60606
               (Address of principal executive offices) (Zip Code)

William M. Dutton                         Alan Goldberg
Skyline Funds                             Bell, Boyd & Lloyd LLC
311 South Wacker Drive, Suite 4500        Three First National Plaza, #3300
Chicago, IL 60606                         Chicago, IL 60602
                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 913-0900

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

ITEM 1. REPORT TO SHAREHOLDERS.
l

ANNUAL REPORT -- DECEMBER 31, 2003

SKYLINE SPECIAL EQUITIES PORTFOLIO

[GRAPHIC]


[SKYLINE FUNDS LOGO]

COMMENTARY(1)

                                                               December 31, 2003

OVERVIEW

The Fund generated a return of 14.79% for the fourth quarter, compared to a 16.37% gain for the Russell 2000 Value Index and a 14.52% gain for the Russell 2000 Index. For all of 2003, the Fund rose 40.71%, versus a 46.03% gain for the Russell 2000 Value Index and a 47.25% rise for the Russell 2000 Index. The 40.71% return for 2003 marked the third largest calendar-year gain for the Fund since its inception. The returns generated by the Russell small cap Indexes were the largest on record.

The outstanding returns generated by small cap stocks in the fourth quarter and for all of 2003 were due in part to increased earnings. The stocks that made up the Fund at year end are estimated to have grown their median 2003 earnings per share (EPS) by 10.6%. We believe a more important contributor to 2003's stock price gains was an improvement in investor sentiment. The uncertainties (Iraq, terrorism, SARS, corporate scandals) that abounded in early 2003 failed to derail the U.S. economy. On the contrary, economic reports grew increasingly positive as the year progressed. Bolstered by a more favorable outlook, investors placed higher valuations on stocks.

In both the fourth quarter and for all of 2003, the gains generated by the Fund lagged the returns posted by the Russell 2000 Value Index. This was due primarily to the higher proportion of smaller and riskier stocks in the Index, which were among the best performing stocks for both the quarter and year. We define riskier stocks as those with no earnings and/or high financial leverage.

MARKET REVIEW

Stock gains were broad based during the fourth quarter, with all of the major style indexes posting double-digit gains. Small cap stocks outperformed large cap stocks in the quarter, as indicated by the 14.52% gain for the Russell 2000 Index versus the 12.18% rise for the S&P 500 Index. Within the small cap arena, the Russell 2000 Value Index's 16.37% gain outpaced the 12.68% rise for the Russell 2000 Growth Index. The best performing economic sectors in the Russell 2000 Value Index during the quarter were other energy, materials and processing, and producer durables, all rising more than 20%. Companies in these sectors are impacted by manufacturing activity, and several reports released during the quarter pointed to improvement in that area of the economy. For example, the widely followed Manufacturing ISM Report on Business reported in December that manufacturing activity rose for the fifth consecutive month in November to its highest level since December 1983. The utilities, financial services, consumer discretionary, and health care sectors, which are less tied to manufacturing activity, despite posting double-digit gains, lagged the Russell 2000 Value Index's total return for the quarter.

For the year, small cap stocks, as measured by the Russell 2000 Index, rose 47.25%, outpacing the 28.71% gain registered by the S&P 500 Index. It was the fourth consecutive year that small cap stocks outperformed large cap stocks. Among small caps, the Russell 2000 Value Index rose 46.03% and the Russell 2000 Growth Index was up 48.54%, marking the first year since 1999 that small cap growth stocks outperformed small cap value stocks. The smallest and riskiest stocks were the best performers in 2003. According to Prudential Financial, within the Russell 2000 Index, the stocks with market caps under $500 million were up 59.5%, stocks not expected to earn money over the next 12 months were up 72% for the year, and stocks with prices below $5 increased 114%. Strong relative performance by smaller and riskier stocks often occurs during the early stages of an economic rebound, similar to the one we believe we are currently experiencing.

PORTFOLIO REVIEW

As previously noted, the Fund posted a gain of 14.79% for the fourth quarter and 40.71% for all of 2003. This compares to gains of 16.37% and 46.03% for the Russell 2000 Value Index and 14.52% and 47.25% for the Russell 2000 Index for the fourth quarter and all of 2003, respectively.

For the fourth quarter, the materials and processing, consumer discretionary, financial services, and technology sectors contributed most to the Fund's return. The materials and processing and technology sectors benefited from strong price performance. Six of the ten stocks that contributed most to the Fund's return for the quarter came from these two sectors. The contribution from the consumer discretionary and financial sectors was due primarily to the heavy weighting of those sectors in the Fund. Compared to the benchmark, the technology sector contributed most during the quarter, due to its relatively heavy weighting and strong stock selection. The financial services sector, which included four of the ten poorest performing stocks during the quarter, was the largest detractor to the Fund's performance relative to the benchmark.

For the year, the consumer discretionary and financial services sectors contributed the most to the return of the Fund, due to their high absolute weightings and returns. Seven of the top ten best performing stocks were from these two sectors. For the most part, the sectors of the Fund performed roughly in line with the corresponding sectors of the benchmark. The exceptions were the autos and transportation, other energy, and health care sectors, which lagged the respective sectors of the benchmark. The returns for the other energy and health care sectors of the Index benefited disproportionately from the strong performance of smaller and riskier stocks during the year.

In certain instances, the Fund benefited from the strong performance of smaller and riskier stocks during the year. Graftech International, Ltd. and Fairchild Semiconductor International, Inc. are examples of stocks that, at the time of purchase, were generating very low levels of earnings (but inexpensive on other measures of value) and performed extremely well in 2003 as investors became more confident in their outlooks. However, the bulk of the Fund's performance in 2003 was driven by stocks that were inexpensive on current earnings at the beginning of the year or at the time of purchase, and that responded positively to improving fundamentals. Examples of the types of stocks that were significant contributors to the Fund's performance in 2003 are Michaels Stores Inc., Ruby Tuesday Inc., and iStar Financial Inc.

OUTLOOK

We believe statistics reported over the last several months point to a positive outlook for the U.S. economy and corporate profits. The employment situation appears to be improving -- payroll jobs were up in each of the last four months of 2003, and initial claims for unemployment insurance have been trending lower. The long U.S. manufacturing recession appears to be coming to an end, as indicated by the previously mentioned Manufacturing ISM report. Massive fiscal (higher government spending on defense, tax cuts, and accelerated depreciation allowances) and monetary (a Fed Funds rate of 1.0%) stimulus has been applied by government authorities. Importantly, in its December 9, 2003 statement, the Federal Open Market Committee stated,"...with inflation quite low and resource use slack, the Committee believes that policy accommodation can be maintained for a considerable period." The U.S. dollar declined almost 15% against a basket of major currencies in 2003, which should improve the competitiveness of U.S. companies in global markets. Companies are well positioned to finance capital expansion projects. In aggregate, companies are now generating more cash flow from operations than they are committing to capital expenditures. Those companies that require outside funding are able to raise capital at attractive rates due to low interest rates, tighter credit spreads, and an accommodating equity market.

The improving outlook for corporate profits has not gone unnoticed by investors. The record setting performance registered by small cap stocks during 2003 has driven the Russell 2000 Index's price/earnings (excluding negative earnings) of 14.0x at the end of the first quarter to 20.4x at year end. At current valuations, it is difficult to make a strong case for a significant expansion in price earnings multiples. Therefore, it is our belief that further gains in stock prices will be a function of the growth in earnings. As previously mentioned, we are quite optimistic about the outlook for corporate profits, and therefore for the outlook for stock prices, but without significant multiple expansion, gains approaching 2003 levels are unlikely.

The rise in stock prices and an improved economic outlook have combined to alter the risk/reward equation for investors. Valuations are no longer at levels to provide a margin of safety to investors if earnings are disappointing. However, we believe there is more evidence supporting the case for strong earnings than there has been in some time. If earnings come through as or better than expected, as we anticipate they will, stocks should respond positively.

PERFORMANCE (%)(1)

                                                                     4Q
                                                                    2003*                    2003                      3 YRS
SPECIAL EQUITIES                                                   14.79                     40.71                     14.12

RUSSELL 2000 VALUE                                                 16.37                     46.03                     13.83

RUSSELL 2000                                                       14.52                     47.25                      6.27

S&P 500                                                            12.18                     28.71                     -4.04

CALENDAR YEARS               2003         2002         2001         2000         1999         1998         1997         1996
SPECIAL EQUITIES             40.7         -7.3         13.9         24.2        -13.3         -7.2         35.4         30.4

RUSSELL 2000 VALUE           46.0        -11.4         14.0         22.8         -1.5         -6.5         31.8         21.4

RUSSELL 2000                 47.3        -20.5          2.5         -3.0         21.3         -2.6         22.4         16.5

S&P 500                      28.7        -22.1        -11.9         -9.2         21.1         28.8         33.4         23.3

     The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*   Not annualized


CHANGE IN VALUE OF A $10,000 INVESTMENT(1)

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

INITIAL INVESTMENT      SPECIAL EQUITIES   RUSSELL 2000    RUSSELL 2000 VALUE    S&P 500
                            $  10,000       $  10,000            $  10,000      $  10,000
1987                        $   8,314       $   7,567            $   7,855      $   8,794
1988                        $  10,787       $   9,449            $  10,170      $  10,247
1989                        $  13,377       $  10,986            $  11,434      $  13,469
1990                        $  12,135       $   8,843            $   8,945      $  13,037
1991                        $  17,885       $  12,914            $  12,675      $  17,018
1992                        $  25,470       $  15,294            $  16,368      $  18,325
1993                        $  31,289       $  18,184            $  20,270      $  20,158
1994                        $  30,929       $  17,582            $  19,956      $  20,424
1995                        $  35,206       $  22,932            $  25,095      $  28,087
1996                        $  45,897       $  26,715            $  30,458      $  34,617
1997                        $  62,161       $  32,663            $  40,137      $  46,172
1998                        $  57,703       $  31,849            $  37,548      $  59,444
1999                        $  50,038       $  38,620            $  36,989      $  72,011
2000                        $  62,154       $  37,488            $  45,433      $  65,436
2001                        $  70,761       $  38,422            $  51,808      $  57,669
2002                        $  65,648       $  30,553            $  45,886      $  44,924
2003                        $  92,375       $  44,989            $  67,008      $  57,822

See "Notes to Performance." The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                            SINCE
                                                 5 YRS       10 YRS     INCEPTION(2)
SPECIAL EQUITIES                                  9.87        11.43            14.25

RUSSELL 2000 VALUE                               12.28        12.70            12.08

RUSSELL 2000                                      7.13         9.47             9.42

S&P 500                                          -0.57        11.11            11.08


CALENDAR YEARS                  1995       1994       1993       1992       1991       1990       1989       1988     1987(2)
SPECIAL EQUITIES                13.8       -1.2       22.9       42.5       47.4       -9.3       24.0       29.7      -16.9

RUSSELL 2000 VALUE              25.8       -1.6       23.8       29.1       41.7      -21.8       12.4       29.5      -21.5

RUSSELL 2000                    28.4       -1.8       18.9       18.4       46.1      -19.5       16.2       24.9      -24.3

S&P 500                         37.5        1.3       10.0        7.7       30.6       -3.2       31.4       16.5      -12.0

SECTOR PERFORMANCE (%)(1) (as of December 31, 2003)

                          4Q 2003
--------------------------------------------------------------
                                          RUSSELL
                             SPECIAL       2000       RUSSELL
                             EQUITIES      VALUE         2000
Technology                     24.4         16.1         13.2

Materials & Processing         23.8         26.4         25.8

Producer Durables              19.6         20.9         19.4

Consumer Staples               19.4         16.1         14.7

Autos & Transportation         17.4         18.9         15.6

Consumer Discretionary         14.0         13.6         12.8

Other Energy                   11.7         28.1         24.9

Health Care                    10.2         14.3          9.6

Financial Services              9.6         12.7         12.9

Other                            NA         22.9         22.7

Utilities                        NA         11.5         10.9

                          YTD 2003
--------------------------------------------------------------
                                          RUSSELL
                             SPECIAL       2000        RUSSELL
                             EQUITIES      VALUE        2000
Technology                     63.0         64.0         64.8

Producer Durables              54.4         59.5         59.6

Health Care                    52.2         70.4         59.4

Materials & Processing         44.2         44.6         44.1

Consumer Discretionary         43.0         45.0         42.0

Financial Services             41.3         40.7         39.6

Consumer Staples               35.1         34.1         31.9

Autos & Transportation         27.4         37.7         39.4

Other Energy                   20.7         43.7         38.4

Other                            NA         40.8         38.0

Utilities                        NA         30.3         31.4

PORTFOLIO CHARACTERISTICS(1)

                                                   SPECIAL       RUSSELL 2000
                                                   EQUITIES          VALUE         RUSSELL 2000       S&P 500
P/E RATIO (EXCLUDING NEGATIVE EARNINGS)             17.5x            17.5x            20.4x            20.3x
PRICE/BOOK                                          1.95             1.62             2.15             3.12
PRICE/SALES                                         0.86             0.74             1.01             1.59
--------------------------------------------------------------------------------------------------------------
EPS GROWTH--3 YRS (HISTORICAL)                       9.5%             3.0%             9.7%             5.3%
EPS GROWTH--1 YR (FORECASTED)                       18.0%             9.1%            24.2%            27.8%
--------------------------------------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MEDIAN                       $1.5 billion     $796 million     $832 million      $50 billion
ASSETS                                           $525 million          --               --               --
NUMBER OF HOLDINGS                                    73               --               --               --
--------------------------------------------------------------------------------------------------------------
TICKER SYMBOL                                      SKSEX
CUSIP:                                            830833208
NET ASSET VALUE (PER SHARE)                        $27.78
INITIAL INVESTMENT                                 $1,000
SUBSEQUENT INVESTMENT                               $100

SECTOR WEIGHTINGS(1) (as of December 31, 2003)

[CHART]

Autos & Transportation            4.00%
Cash                              6.30%
Consumer Discretionary           19.10%
Consumer Staples                  1.30%
Financial Services               26.10%
Health Care                       5.80%
Materials & Processing           14.60%
Other Energy                      3.50%
Producer Durables                 9.40%
Technology                        9.90%

STOCK HIGHLIGHTS(3)

DELPHI FINANCIAL GROUP INC. (DFG)

Delphi Financial Group, Inc. is an employee benefit services company. DFG provides group life insurance, long-term and short-term disability insurance, excess workers' compensation insurance, and fixed annuities. The excess workers' compensation business is the driving force behind higher overall levels of profitability and earnings growth. The excess workers' compensation business is benefiting from several trends. Corporations are faced with significant increases in employee benefits costs and many are choosing to self-insure as a method of controlling the costs. When companies self-insure workers' compensation, they will purchase excess workers' compensation from DFG to insure against any catastrophic losses. In addition, there are very few competitors offering similar products, therefore the current strong demand is creating a positive pricing environment for DFG. The stock sells at a low P/E and is expected to grow earnings in excess of 12% per year over the next several years.

IKON OFFICE SOLUTIONS, INC. (IKN)

Ikon Office Solutions, Inc. is one of the largest distributors of copiers in the U.S. and Europe. IKN should generate strong EPS growth over the next few years due to the following three factors: IKN will likely benefit from the implementation of a new enterprise-wide operating system which will allow for a material reduction in staffing; IKN is selling its leasing business to GE Capital which will generate significant proceeds to reduce debt and repurchase shares; and an improving economy will increase sales of new equipment. IKN is a very cheap stock trading at a mid-teens P/E multiple on trailing earnings with the ability to generate strong EPS growth over the next three to five years.

TOP TEN HOLDINGS(3)

                                                                        % OF NET ASSETS
ISTAR FINANCIAL INC.
  Commercial real estate lender                                                2.6%
SCHOOL SPECIALTY, INC.
  Non-textbook school supplies                                                 2.5%
DAVITA INC.
  Provider of dialysis services                                                2.4%
AIRGAS, INC.
  Gas distributor                                                              2.4%
DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                                  2.3%
FURNITURE BRANDS INTERNATIONAL, INC.
  Furniture manufacturer                                                       2.2%
HEALTH NET, INC.
  Managed health care                                                          2.2%
COMMERCE BANCSHARES, INC.
  Regional bank                                                                2.1%
BEARINGPOINT, INC.
  IT consulting                                                                1.7%
SPARTECH CORPORATION
   Plastics producer                                                           1.7%
TOP TEN HOLDINGS                                                               22.1%

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended December 31, 2003, and for the period April 23, 1987 (inception) through December 31, 2003, is an average annual return calculation which is described in the Fund's Statement of Additional Information.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. The Russell 1000 Index is an unmanaged index comprised of the largest 1,000 companies ranked by market capitalization. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Dow Jones Industrial Average is an average of the stock prices of 30 major corporations in the United States. The NASDAQ Composite Index is an unmanaged, market-value weighted index which measures all domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The acronym stands for National Association of Securities Dealers Automated Quotations system. All figures take into account reinvested dividends. You cannot invest directly in an index.

    Sources: Frank Russell Company and FactSet.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

THE DISCUSSION OF THE FUND'S INVESTMENTS AND INVESTMENT STRATEGY REPRESENT THE VIEWS OF SKYLINE ASSET MANAGEMENT, L.P., THE FUND'S ADVISER, AT THE TIME OF THIS REPORT. THE INVESTMENTS OF THE FUND ARE SUBJECT TO CHANGE AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY INDIVIDUAL SECURITIES.

DISTRIBUTOR: FUNDS DISTRIBUTOR, INC.

GLOSSARY OF INVESTMENT TERMS

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 3 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 3 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MEDIAN MARKET CAP An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS (P/E) RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the price/earnings ratio is the weighted average P/E of the stocks in that fund. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

PORTFOLIO HOLDINGS as of December 31, 2003

                                                      COMPANY                       NUMBER            MARKET
                                                    DESCRIPTION                     SHARES             VALUE
                                                -------------------------------  --------------   --------------
COMMON STOCKS

AUTOS & TRANSPORTATION -- 4.0%
   OTHER TRANSPORTATION -- 2.9%
Interpool, Inc.                                 Container leasing firm                  306,700   $    4,447,150
Monaco Coach Corp.(a)                           RV producer                             215,950        5,139,610
Ryder System, Inc.                              Truck leasing company                   157,900        5,392,285
                                                                                                  --------------
                                                                                                      14,979,045
   TRUCKING -- 1.1%
Werner Enterprises Inc.                         Truckload carrier                       295,557        5,760,406
                                                                                                  --------------
   TOTAL AUTOS & TRANSPORTATION                                                                       20,739,451

CONSUMER DISCRETIONARY -- 19.1%
   COMMERCIAL SERVICES -- 3.5%
IKON Office Solutions, Inc.                     Distributor of copiers                  453,000        5,372,580
ProQuest Company(a)                             Information content provider            254,100        7,483,245
United Stationers Inc.(a)                       Office products distributor             129,800        5,311,416
                                                                                                  --------------
                                                                                                      18,167,241
   CONSUMER PRODUCTS/SERVICES -- 9.0%
Furniture Brands Int'l., Inc.(a)                Furniture manufacturer                  400,300       11,740,799
Polaris Industries Inc.                         Snowmobiles, ATVs,
                                                motorcycles                              88,000        7,795,040
School Specialty, Inc.(a)                       Non-textbook school
                                                supplies                                382,803       13,019,130
Scotts Company(a)                               Turf & horticultural products           131,200        7,761,792
The Toro Company                                Turf maintenance products               153,900        7,140,960
                                                                                                  --------------
                                                                                                      47,457,721
   PRINTING/PUBLISHING -- 0.9%
Journal Communications                          Media and communication
   Incorporated                                 company                                 266,900        4,945,657

   RESTAURANTS -- 1.5%
Ruby Tuesday, Inc.                              Casual dining                           272,300        7,757,827

   RETAIL -- 4.2%
Aaron Rents, Inc.                               Furniture rental chain                  167,050        3,362,717
Borders Group, Inc.                             Book retailer                           363,500        7,967,920
Linens `n Things, Inc.(a)                       Home textiles and
                                                housewares retailer                     131,800        3,964,544
Pier 1 Imports, Inc.                            Home furnishings retailer               298,200        6,518,652
                                                                                                  --------------
                                                                                                      21,813,833
                                                                                                  --------------

   TOTAL CONSUMER DISCRETIONARY                                                                      100,142,279

CONSUMER STAPLES -- 1.3%

   CONSUMER STAPLES -- 1.3%
Del Monte Foods Co.(a)                          Canned foods                            678,700        7,058,478
                                                                                                  --------------
   TOTAL CONSUMER STAPLES                                                                              7,058,478

                                                      COMPANY                       NUMBER            MARKET
                                                    DESCRIPTION                     SHARES             VALUE
                                                -------------------------------  --------------   --------------
FINANCIAL SERVICES -- 26.1%
   BANKS/THRIFTS -- 5.7%
Bank of Hawaii Corporation                      Commercial bank                         188,500   $    7,954,700
Commerce Bancshares, Inc.                       Regional bank                           226,813       11,118,373
First Niagra Financial Group, Inc.              Savings & loan                          370,165        5,519,160
Provident Financial Group Inc.                  Regional bank                           167,010        5,335,970
                                                                                                  --------------
                                                                                                      29,928,203
   INSURANCE-- 13.0%
Amerus Group Inc.                               Life insurer                            160,900        5,626,673
Clark, Inc.(a)                                  Insurance brokerage and
                                                consulting                              203,600        3,917,264
Delphi Financial Group, Inc.                    Accident & health insurance             329,068       11,846,448
Direct General Corporation                      Personal auto insurance                 186,300        6,166,530
IPC Holdings, Ltd.(a)                           Property catastrophe
                                                reinsurer                               137,395        5,350,161
Infinity Property and Casualty
   Corporation                                  Personal auto insurance                 153,277        5,065,805
Reinsurance Group of America                    Life reinsurer                          202,500        7,826,625
Scottish Re Group Limited                       Life reinsurer                          244,400        5,078,632
Selective Insurance Group, Inc.                 Property & casualty
                                                insurance                               211,435        6,842,037
Triad Guaranty Inc.(a)                          Mortgage insurance                       75,013        3,776,905
U.S.I. Holdings Corporation(a)                  Insurance brokerage                     508,253        6,632,702
                                                                                                  --------------
                                                                                                      68,129,782
   OTHER FINANCIAL SERVICES -- 2.7%
CCC Information Services
   Group Inc.                                   Financial data processing
                                                services                                 86,874        1,468,171
MCG Capital Corporation                         Business development
                                                company                                 373,800        7,289,100
Westcorp                                        Auto finance                            144,000        5,263,200
                                                                                                  --------------
                                                                                                      14,020,471
   REAL ESTATE INVESTMENT TRUSTS -- 4.7%
AMB Property Corporation                        Industrial REIT                         183,700        6,040,056
Brandywine Realty Trust                         Office REIT                             187,100        5,008,667
iStar Financial Inc.                            Commercial real estate
                                                lender                                  352,700       13,720,030
                                                                                                  --------------
                                                                                                      24,768,753
                                                                                                  --------------

   TOTAL FINANCIAL SERVICES                                                                          136,847,209

HEALTH CARE -- 5.8%
   HEALTH CARE SERVICES -- 5.8%
Apria Healthcare Group Inc.(a)                  Home healthcare service
                                                provider                                215,900        6,146,673
Davita Inc.(a)                                  Provider of dialysis services           326,200       12,721,800
Health Net, Inc.(a)                             Managed health care                     347,500       11,363,250
                                                                                                  --------------

   TOTAL HEALTH CARE                                                                                  30,231,723

                                                      COMPANY                       NUMBER            MARKET
                                                    DESCRIPTION                     SHARES             VALUE
                                                -------------------------------  --------------   --------------

MATERIALS & PROCESSING -- 14.6%
   BUILDING/CONSTRUCTION PRODUCTS -- 4.1%
Hughes Supply, Inc.                             Construction/industrial supplies        152,500   $    7,567,050
Jacuzzi Brands, Inc.(a)                         Manufacturer of plumbing
                                                products                                963,600        6,831,924
York International Corporation                  Manufacturer of HVAC
                                                products                                198,100        7,290,080
                                                                                                  --------------
                                                                                                      21,689,054
   ENGINEERING & CONSTRUCTION -- 0.5%
Shaw Group Inc.(a)                              Engineering and construction
                                                company                                 177,900        2,422,998
   INDUSTRIAL PRODUCTS -- 1.6%
Graftech International Ltd.(a)                  Graphite electrodes                     633,600        8,553,600

   PACKAGING & PAPER -- 1.6%
Albany International Corp.                      Gas distributor                         247,600        8,393,640

   SPECIALTY CHEMICALS -- 5.7%
Airgas, Inc.                                    Gas distributor                         575,900       12,370,332
Minerals Technologies Inc.                      Specialty minerals                      142,200        8,425,350
Spartech Corp.                                  Plastics producer                       366,600        9,033,024
                                                                                                  --------------
                                                                                                      29,828,706
   STEEL/IRON -- 1.1%
Reliance Steel & Aluminum                       Metal service center                    177,000        5,878,170
                                                                                                  --------------
   TOTAL MATERIALS & PROCESSING                                                                       76,766,168

OTHER ENERGY -- 3.5%

   EQUIPMENT & SERVICES -- 1.1%
Key Energy Services, Inc.(a)                    Workover services provider              534,600        5,511,726

   EXPLORATION & PRODUCTION -- 2.4%
Forest Oil Corporation(a)                       Oil and gas producer                    201,800        5,765,426
Newfield Exploration Company(a)                 Oil and gas producer                    152,900        6,810,166
                                                                                                  --------------
                                                                                                      12,575,592
                                                                                                  --------------
   TOTAL OTHER ENERGY                                                                                 18,087,318

PRODUCER DURABLES -- 9.4%
   AEROSPACE -- 1.2%
Curtiss-Wright Corporation                      Aerospace & defense
                                                components mfg.                         140,400        6,319,404

   DIVERSIFIED MANUFACTURING -- 3.9%
Crane Co.                                       Industrial conglomerate                 247,700        7,614,298
Mettler-Toloedo International Inc.(a)           Manufacturer of scales                  160,600        6,778,926
Pentair, Inc.                                   Industrial conglomerate                 133,900        6,119,230
                                                                                                  --------------
                                                                                                      20,512,454
   MACHINERY -- 4.3%
Flowserve Corporation(a)                        Pump & valve manufacturer               301,100        6,286,968
IDEX Corporation                                Specialty pump products                 178,800        7,436,292
Kennametal Inc.                                 Metal-cutting tools                     138,300        5,497,425
MSC Industrial Direct Co. Inc.(a)               Marketer of industrial products         125,100        3,440,250
                                                                                                  --------------
                                                                                                      22,660,935
                                                                                                  --------------
   TOTAL PRODUCER DURABLES                                                                            49,492,793

                                                      COMPANY                       NUMBER            MARKET
                                                    DESCRIPTION                     SHARES             VALUE
                                                -------------------------------  --------------   --------------
TECHNOLOGY -- 9.9%
   DISTRIBUTION -- 2.1%
Synnex Corporation(a)                           Distributor of PCs and
                                                peripherals                             247,200   $    3,401,472
Tech Data Corporation(a)                        Distributor of PCs and
                                                peripherals                             195,200        7,747,488
                                                                                                  --------------
                                                                                                      11,148,960
   ELECTRONIC COMPONENTS -- 2.0%
Fairchild Semiconductor Int'l.,
   Inc.(a)                                      Semiconductors                          183,200        4,574,504
KEMET Corporation(a)                            Capacitor manufacturer                  441,900        6,049,611
                                                                                                  --------------
                                                                                                      10,624,115
   OTHER TECHNOLOGY -- 2.1%
Electronics for Imaging, Inc.(a)                Products that support color
                                                printing                                195,800        5,094,716
Park Electrochemical Corporation                Advanced electronic
                                                materials                               219,600        5,817,204
                                                                                                  --------------
                                                                                                      10,911,920
   SERVICES -- 2.6%
BearingPoint, Inc.(a)                           IT consulting                           908,700        9,168,783
Ceridian Corporation(a)                         Payroll processing                      218,800        4,581,672
                                                                                                  --------------
                                                                                                      13,750,455
   SOFTWARE -- 1.1%
eFunds Corporation(a)                           Provider of EFT software                344,608        5,978,949
                                                                                                  --------------

   Total Technology                                                                                   52,414,399
                                                                                                  --------------
TOTAL COMMON STOCKS -- 93.7%
(Cost $366,375,398)                                                                                  491,779,818

MONEY MARKET INSTRUMENTS
US Bank Demand Note, .87%, due 12/31/04                                                                5,444,389
US Bank Commercial Paper, .80%, due 1/2/04                                                            26,819,000
                                                                                                  --------------
TOTAL MONEY MARKET INSTRUMENTS -- 6.2%
(Cost $32,263,389)                                                                                    32,263,389
                                                                                                  --------------
TOTAL INVESTMENTS -- 99.9%
(Cost $398,638,787)                                                                                  524,043,207

OTHER ASSETS LESS LIABILITIES -- 0.1%                                                                    531,797
                                                                                                  --------------
NET ASSETS -- 100%                                                                                $  524,575,004
                                                                                                  ==============

(a)  Non-income producing security.

Based on cost of investments for federal income tax purposes of $399,973,685 on December 31, 2003, net unrealized appreciation was $124,069,522, consisting of gross unrealized appreciation of $126,801,010 and gross unrealized depreciation of $2,732,488.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the estimated tax deferral on wash sales and return of capital distributions received from investments in real estate investment trusts.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of December 31, 2003

ASSETS
Investments, at value (Cost: $398,638,787)                                $   524,043,207
Receivable for:
  Securities sold                                       $     2,646,708
  Fund shares sold                                              162,981
  Dividends and interest                                        421,482         3,231,171
                                                        ---------------
Other assets                                                                       82,634
                                                                          ---------------
Total assets                                                                  527,357,012

LIABILITIES & NET ASSETS
Payable for:
  Fund shares redeemed                                  $     2,051,126
  Comprehensive management fee                                  639,515
  Trustees' compensation                                          8,733
  Trustees' deferred compensation                                82,634         2,782,008
                                                        ---------------   ---------------
Net assets applicable to shares outstanding                               $   524,575,004
                                                                          ===============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                                        18,880,839
                                                                          ===============
PRICING OF SHARES
Net asset value, offering price and redemption price
  per share                                                               $         27.78
                                                                          ===============
ANALYSIS OF NET ASSETS
Paid-in capital                                                           $   386,501,267
Undistributed net investment income                                               259,570
Accumulated net realized gain on sales of investments                          12,409,747
Net unrealized appreciation of investments                                    125,404,420
                                                                          ---------------
Net assets applicable to shares outstanding                               $   524,575,004
                                                                          ===============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2003

Investment income
  Dividends                                             $   5,031,722
  Interest                                                    184,255
                                                        -------------
Total investment income                                     5,215,977

Expenses:
  Comprehensive management fee                              6,246,221
  Fees to unaffilliated trustees                               55,422
                                                        -------------
Total expenses                                              6,301,643
                                                        -------------

Net investment loss                                        (1,085,666)

Net realized and unrealized gain/loss on investments:
  Net realized gain on sales of investments                41,784,701
  Change in net unrealized appreciation                   109,634,105
                                                        -------------
Net realized and unrealized gain on investments           151,418,806
                                                        -------------
Net increase in net assets resulting from operations    $ 150,333,140
                                                        =============

See accompanying note to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                           12/31/2003        12/31/2002
                                                        ---------------   ---------------
From operations:
  Net investment loss                                   $    (1,085,666)  $    (1,155,225)
  Net realized gain on sales of investments                  41,784,701         1,614,999
  Change in net unrealized appreciation                     109,634,105       (49,268,826)
                                                        ---------------   ---------------
Net increase/decrease in net assets resulting
  from operations                                           150,333,140       (48,809,052)

Distributions to shareholders from net realized gains       (27,937,092)                -

From fund share transactions:
  Proceeds from fund shares sold                            139,277,671       342,123,732
  Reinvestment of dividends                                  27,404,752                 -
  Payments for fund shares redeemed                        (143,342,383)     (289,420,437)
                                                        ---------------   ---------------
Net increase in net assets resulting from
  share transactions                                         23,340,040        52,703,295
                                                        ---------------   ---------------
Total increase in net assets                                145,736,088         3,894,243
Net assets at beginning of year                             378,838,916       374,944,673
                                                        ---------------   ---------------
Net assets at end of year
  (including undistributed net investment
  income of $259,570 and $0 at December 31,
  2003 and 2002, respectively)                          $   524,575,004   $   378,838,916
                                                        ===============   ===============

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                       YEAR           YEAR            YEAR            YEAR            YEAR
                                       ENDED          ENDED           ENDED           ENDED           ENDED
                                     12/31/03        12/31/02        12/31/01        12/31/00        12/31/99
                                   -----------     -----------     -----------     -----------     -----------
Net asset value at
  beginning of year                $     20.86     $     22.50     $     19.75     $     15.90     $     19.78
                                   -----------     -----------     -----------     -----------     -----------
Income from Investment
  Operations
    Net investment loss                  (0.06)*         (0.06)*         (0.04)*         (0.06)*         (0.14)*
    Net realized and unrealized
      gain/(loss) on investments          8.54           (1.58)           2.79            3.91           (2.51)
                                   -----------     -----------     -----------     -----------     -----------
      Total from investment
        operations                        8.48           (1.64)           2.75            3.85           (2.65)
                                   -----------     -----------     -----------     -----------     -----------
Less distributions from net
  realized gains on investments          (1.56)             --              --              --           (1.23)
                                   -----------     -----------     -----------     -----------     -----------
Net asset value at end of year     $     27.78     $     20.86     $     22.50     $     19.75     $     15.90
                                   ===========     ===========     ===========     ===========     ===========
Total Return                             40.71%          (7.29%)         13.92%          24.21%         (13.28%)
Ratios/Supplemental Data
  Ratio of expenses to
    average net assets                    1.48%           1.48%           1.49%           1.51%           1.48%
  Ratio of net investment loss
    to average net assets                (0.26%)         (0.26%)         (0.16%)         (0.32%)         (0.32%)
  Portfolio turnover rate                   52%             81%             93%             92%             81%
  Net assets, end of year
    (in thousands)                 $   524,575     $   378,839     $   374,945     $   286,951     $   220,346
                                   ===========     ===========     ===========     ===========     ===========

*  Based on monthly average shares outstanding.

NOTES TO FINANCIAL STATEMENTS

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999. The Fund's investment adviser is Skyline Asset Management, L.P. ("The Adviser"). The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees or a committee thereof.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the net asset value of the Fund. Accordingly, at December 31, 2003, the following reclassifications were recorded:

                                                      ACCUMULATED
                         UNDISTRIBUTED NET            NET REALIZED
                     INVESTMENT INCOME/(LOSS)         GAIN/(LOSS)
                     ------------------------        --------------
                         $     1,354,854             $   (1,354,854)

On December 17, 2003, a distribution of $1.55614 per share was declared. The dividend was paid on December 19, 2003, to shareholders of record on December 18, 2003.

The tax character of distributions paid during 2003 is as follows:

   Distributions paid from:                 2003           2002
   Ordinary income                    $   8,393,488      $    -
   Long-term capital gain                19,543,604           -
                                      -------------      ------
                                         27,937,092           -

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                   NET
            UNDISTRIBUTED                    UNDISTRIBUTED     UNREALIZED
              ORDINARY      CAPITAL LOSS       LONG-TERM      APPRECIATION/
               INCOME       CARRYFORWARD         GAIN        (DEPRECIATION)
           --------------   ------------     -------------   --------------
           $  13,245,321     $         0     $     822,895   $  124,069,522

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the estimated tax deferral on wash sales and return of capital distributions received from investments in real estate investment trusts.

- LINE OF CREDIT - The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit not utilized. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. During 2003, there were no loans outstanding under the credit facility.

- Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                        2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee incurred for the year ended December 31, 2003 was $6,246,221.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2003, the Fund incurred fees of $55,422 to its unaffiliated trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of the Fund, as selected by the trustees. Investments in such funds are reflected as in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

                                        3
                             FUND SHARE TRANSACTIONS

As of December 31, 2003, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                        SHARES                         DOLLAR AMOUNT
                            ------------------------------   ---------------------------------
                             YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED
                              12/31/03          12/31/02        12/31/03          12/31/02
                            ------------------------------------------------------------------
   Shares sold                 5,795,462        14,223,915   $  139,277,671   $    342,123,732
   Shares issued for
     reinvestment of
     dividends                   996,899                 -       27,404,752                  -
                            ------------     -------------   --------------   ----------------
   Total shares issued         6,792,361       (12,728,080)     166,682,423       (289,420,437)
   Less shares redeemed       (6,070,255)                      (143,342,383)
                            ------------     -------------   --------------   ----------------
   Net increase                  722,106         1,495,835   $   23,340,040   $     52,703,295
                            ============     =============   ==============   ================

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2003, were as follows:

   Cost of purchases                    $    211,818,827
   Proceeds from sales                  $    241,349,197

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Skyline Special Equities Portfolio (the "Fund") as of December 31, 2003, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
February 20, 2004

FEDERAL TAX STATUS OF 2003 DIVIDENDS

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

MANAGEMENT OF SKYLINE

The Board of Trustees serve indefinite terms of unlimited duration so long as a majority of trustees have been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The names of the trustees and officers of Skyline, the year each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

 NAME, POSITION(S) WITH         YEAR FIRST ELECTED
   SKYLINE AND AGE AT             OR APPOINTED TO         PRINCIPAL OCCUPATION(S) DURING
    DECEMBER 31, 2003                 OFFICE                      PAST FIVE YEARS               OTHER DIRECTORSHIPS
--------------------------    -----------------------    --------------------------------    -------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF SKYLINE:

William L. Achenbach, 61,             1995               President, W.L. Achenbach &         None.
Trustee                                                  Associates, Inc., a financial
                                                         counseling firm.

Paul J. Finnegan, 50,                 1995               Co-President & Managing             Rural Cellular
Trustee                                                  Director, Madison Dearborn          Corporation, Allegiance
                                                         Partners, Inc., a private equity    Telecom, Inc.
                                                         firm.

David A. Martin, 52,                  1995               Attorney and Principal,             None.
Trustee                                                  Righeimer, Martin & Cinquino,
                                                         P.C., a law firm.

 NAME, POSITION(S) WITH         YEAR FIRST ELECTED
   SKYLINE AND AGE AT             OR APPOINTED TO         PRINCIPAL OCCUPATION(S) DURING
    DECEMBER 31, 2003                 OFFICE                      PAST FIVE YEARS               OTHER DIRECTORSHIPS
--------------------------    -----------------------    --------------------------------    -------------------------
Richard K. Pearson, 64,               1998               Director and President, First       Director, First Community
Trustee                                                  DuPage Bank (Westmont, IL)          Bank (Milton, WI).
                                                         since June 1999, Director and
                                                         President, First DuPage
                                                         Bancorp, Inc., (Westmont,
                                                         Illinois) since November 1998.
                                                         Previously, Director, Citizens
                                                         Savings Bank (Anamosa, Iowa),
                                                         from February 1998 to January
                                                         2001.

TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:

William M. Dutton,* 50,               1995               Managing Partner, Research and      None.
President and Trustee                                    Portfolio Management, Skyline
                                                         Asset Management, L.P. and
                                                         registered representative,
                                                         Funds Distributor, Inc.
                                                         Previously, Portfolio Manager,
                                                         Skyline Asset Management, L.P.

OFFICERS OF SKYLINE:

Stephen F. Kendall, 49,               1998               Partner and Chief Operating         None.
Executive Vice President,                                Officer, Skyline Asset
Treasurer and Secretary                                  Management, L.P.

Geoffrey P. Lutz, 53,                 1995               Partner, Institutional              None.
Executive Vice President                                 Marketing, Skyline Asset
                                                         Management, L.P. and
                                                         registered representative,
                                                         Funds Distributor, Inc.

Michael Maloney, 41,                  1995               Partner, Research and               None.
Executive Vice President                                 Portfolio Management, Skyline
                                                         Asset Management, L.P.

Michele M. Brennan, 32,               1998               Director of Fund Marketing,         None.
Vice President                                           Skyline Asset Management, L.P.
                                                         and registered representative,
                                                         Funds Distributor, Inc.

* Mr. Dutton is an "interested person" of Skyline, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser.

The address of Messrs. Dutton, Kendall, Lutz, and Maloney and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; and Richard K. Pearson, 3510 Spring Road, Oak Brook, Illinois 60523.

Skyline's Statement of Additional Information includes additional information about Skyline's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

Skyline Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759

The Statement of Additional Information includes additional information about the Fund's directors and is available, without charge, upon request 800.828.2759.


PROXY POLICY & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission's website at www.sec.gov.


REPORT FOR THE YEAR ENDED DECEMBER 31, 2003

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL:
1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, and to view up-to-date Fund information, please visit our website at www.skylinefunds.com


[SKYLINE FUNDS LOGO]

                              311 South Wacker Drive
                                   Suite 4500
                             Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive and senior financial officers (the "Code").

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of trustees has determined that Richard K. Pearson, a member of the registrant's Committee of the Independent Trustess, qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Pearson is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     AUDIT FEES
$23,000 (2003) and $21,500 (2002) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Please note that the registrant does not actually pay those fees. Under the registrant's comprehensive management fee agreement, the registrant's investment adviser pays those fees.

(b)     AUDIT-RELATED FEES
There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the "investment adviser") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph
(e)(1) of this Item 4.

(c)     TAX FEES
$15,440 (2003) and $4,000 (2002) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning. Please note that the registrant does not actually pay for those fees. Under the registrant's comprehensive management fee agreement, the registrant's investment adviser pays those fees. The nature of those services was for qualified dividend income preparation and various tax consultations.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)     ALL OTHER FEES
There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e)(1) Registrant's Committee of Independent Trustees meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The Committee of Independent Trustees shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the Committee of Independent Trustees approves the provision of such non-audit services prior to the completion of the audit.

The Committee of Independent Trustees shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the Committee of Independent Trustees approves the provision of such non-audit services prior to the completion of the audit.

    (2) 100% of the services provided to the registrant described in paragraphs (b)-(d) of this Item 4 were pre-approved by the Committee of Independent Trustees pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser described in paragraphs
(b)-(d) of this Item 4.

(f) No disclosures are required by this Item 4(f).

(g) $15,440 (2003) and $4,000 (2002) are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. Please note that the registrant does not actually pay those fees. Due to the registrant's comprehensive management fee, the registrant's investment adviser pays those fees. There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6. [RESERVED]

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Code of Ethics for Principal Executive and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

    (2) Certifications of William M. Dutton, President and Trustee of Skyline Funds and Stephen F. Kendall, Executive Vice President, Treasurer and Secretary of Skyline Funds pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b) Certification of William M. Dutton, President and Trustee of Skyline Funds and Stephen F. Kendall, Executive Vice President, Treasurer and Secretary of Skyline Funds pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skyline Funds


By:   /s/ William M. Dutton
      --------------------------------------------------
      William M. Dutton
      President and Trustee
      (Principal Executive Officer)
Date: March 2, 2004
      --------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William M. Dutton
      --------------------------------------------------
      William M. Dutton
      President and Trustee
      (Principal Executive Officer)
Date: March 2, 2004
      --------------------------------------------------


By:   /s/ Stephen F. Kendall
      --------------------------------------------------
      Stephen F. Kendall
      Executive Vice President, Treasurer and
      Secretary
      (Principal Financial Officer)
Date: March 2, 2004

      --------------------------------------------------